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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


     As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated March 25, 1994, included in Air Express International Corporation's Form 10-K for the year ended December 31, 1993 and to all reference to our firm included in this registration statement.


                                   ARTHUR ANDERSEN & CO.



     New York, New York
     March 25, 1994